UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2024
Group 1 Automotive, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-13461	76-0506313
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Gessner, Suite 500
Houston, Texas 77024
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (713) 647-5700
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	GPI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;     Compensatory Arrangements of Certain Officers.
The Board of Directors of Group 1 Automotive, Inc., a Delaware corporation (the “Company”) previously approved, subject to stockholder approval, the Company’s Second Amended and Restated Employee Stock Purchase Plan (the “2024 ESPP”) and the Company’s 2024 Long-Term Incentive Plan (the “2024 Plan”). At the Company’s 2024 Annual Meeting of the Stockholders (the “Annual Meeting”), the Company’s stockholders approved the 2024 ESPP and 2024 Plan. A detailed summary of the material terms of the 2024 ESPP and the 2024 Plan appear under the captions “Proposal 4 – Approve 2024 Employee Stock Purchase Plan” and “Proposal 5 – Approve 2024 Long-Term Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the U.S. Securities and Exchange Commission on April 5, 2024, as supplemented on April 18, 2024 and April 24, 2024. The foregoing descriptions of the 2024 ESPP and 2024 Plan are qualified in their entirety by reference to the full text of the 2024 ESPP and 2024 Plan, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.
Item 5.07     Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on May 15, 2024. At the Annual Meeting, the stockholders voted on the following five proposals and cast their votes as set forth below.
Proposal 1:
The nine director nominees named in the Proxy Statement were elected as directors to serve until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Carin M. Barth	11,372,220	128,448	6,813	1,172,348
Daryl A. Kenningham	11,468,204	35,296	3,981	1,172,348
Steven C. Mizell	10,938,432	562,357	6,692	1,172,348
Lincoln Pereira Filho	11,466,540	32,459	8,482	1,172,348
Stephen D. Quinn	11,139,948	361,413	6,120	1,172,348
Steven P. Stanbrook	11,461,863	39,193	6,425	1,172,348
Charles L. Szews	11,308,231	193,105	6,145	1,172,348
Anne Taylor	11,314,248	186,792	6,441	1,172,348
MaryAnn Wright	10,718,978	782,101	6,402	1,172,348
Proposal 2:
The compensation of the Company’s Named Executive Officers was approved, on a non-binding advisory basis, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,231,124	269,274	7,083	1,172,348
Proposal 3:
The ratification of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was approved, based upon the following votes:

For	Against	Abstain
12,660,518	10,071	9,240
Proposal 4:
The 2024 ESPP was approved, including the increase to the number of shares available for issuance under the 2024 ESPP and extension of the term thereof to May 24, 2034, based on the following votes:

For	Against	Abstain	Broker Non-Votes
11,480,620	17,824	9,037	1,172,348

Proposal 5:
The 2024 Plan was approved, including the authorization of 700,000 shares to be used for awards and the extension of the term thereof to May 15, 2034, based on the following votes:

For	Against	Abstain	Broker Non-Votes
11,161,588	336,207	9,686	1,172,348
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Group 1 Automotive, Inc. Second Amended and Restated Employee Stock Purchase Plan (incorporated by reference to Appendix A to Group 1 Automotive, Inc.’s definitive proxy statement on Schedule 14A filed April 5, 2024).

10.2	Group 1 Automotive, Inc. 2024 Long Term Incentive Plan (incorporated by reference to Appendix B to Group 1 Automotive, Inc.’s definitive proxy statement on Schedule 14A filed April 5, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Group 1 Automotive, Inc.

Date:	May 16, 2024	By:	/s/ Gillian A. Hobson
Name: Gillian A. Hobson
Title: Senior Vice President